EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2016
Earnings Per Share [Abstract]
EARNINGS PER SHARE
EARNINGS PER SHARE

The components of the numerator and the denominator in the calculation of basic and diluted earnings per share are as follows:

(in thousands of $)	2016	2015
Net income from continuing operations after non-controlling interest	93,218	134,899
Net loss from discontinued operations after non-controlling interest	—	(100,701)
Net income attributable to the Company	93,218	34,198

	2016	2015
Weighted average number of shares (000s)	156,387	116,712

The weighted average number of shares outstanding for the six months ended June 30, 2015 has been restated for the reverse business acquisition of the Company by Frontline 2012 on November 30, 2015 and the 1-for-5 reverse share split that was effected in February 2016. The options issued by the Company did not have an impact on the calculation of earnings per share.